EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NITAR TECH CORP. (the "Company") on Form 10-QSB for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Luiz Augusto Brasil, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Luiz Augusto Brasil
-----------------------
Name: Luiz Augusto Brasil
Title: Chief Executive Officer
Date: December 5, 2006